Exhibit 99.1

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Accelerating Drug Discovery and Development

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Forward-looking Statements

When used anywhere in these documents, the words expects, believes, anticipates, estimates, and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of both Pharmacopeia Drug Discovery (“PDD”) and Accelrys (“Pharmacopeia”). PDD and Pharmacopeia have based these forward-looking statements on their current expectations about future events. Such statements are subject to risks and uncertainties including, but not limited to, the successful implementation of PDD’s and Pharmacopeia’s strategic plans, the development by each company and market acceptance of new products, the establishment by PDD of drug discovery collaborations and the results of PDD’s internal proprietary drug discovery programs, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in documents PDD and Pharmacopeia have filed with the Securities and Exchange Commission, including PDD’s registration statement on Form 10 and subsequent filings under the Securities Exchange Act of 1934, Pharmacopeia’s most recent report on Form 10-K, and subsequent filings under the Securities Exchange Act of 1934. All forward-looking statements in these documents are qualified entirely by the cautionary statements included in these documents and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in these documents. These forward-looking statements speak only as of the date of these documents. PDD and Pharmacopeia disclaim any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in their expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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Spin-off Overview

•                  Structure

•                  Pharmacopeia will spin-off of its drug discovery business, Pharmacopeia Drug Discovery (“PDD”)

•                  NASDAQ symbol PCOP

•                  Pharmacopeia Inc. will be renamed Accelrys and will continue its leadership role in the scientific software business

•                  NASDAQ symbol ACCL

•                  Mechanics

•                  Dividend Date:  April 30th

•                  When Issued Trading (“PCOPV”):  April 20 thru Dividend Date

•                  First Trading Date Post-Dividend Date:  May 3rd (Ex-dividend Date)

Spin-off Rationale

•                  Promotes greater managerial, operational, and financial focus

•                  Creates 2 pure plays for investors

•                  Aligns management incentives

•                  Creates acquisition currency

Pharmacopeia Drug Discovery
Overview

•                  Chemistry-based collaborative drug discovery company

•                  Research collaborations with major pharmaceutical and biotech companies

•                  Internally-funded drug discovery programs

•                  Proprietary library of 7.5 million compounds

•                  40+ drug development programs

•                  Collaborations include milestones and royalties

•                  4 compounds in clinical trials with our collaborators

•                  40+ preclinical drug development programs

•                  2003 revenues of $29.5 million

•                  Cash balance of $46.5 million post-spin and no debt

Recent Accomplishments

•                  Collaborations with BMS, Daiichi, and Schering-Plough resulted in 4 compounds in the clinic

•                  Renewed research collaboration with Schering-Plough

•                  Expanded pipeline; deals signed with Progenics, Neurocrine, AstraZeneca, Novartis, and Celgene

•                  Achieved additional milestones with Daiichi, Berlex, Celgene, BMS, Schering-Plough, and AstraZeneca

•                  Formed strategic alliance with WuXi PharmaTech in China for cost efficient chemistry services

Investment Highlights

•                  Strong development pipeline fueled by collaborations

•                  Collaborations with major pharmaceutical and biotech companies

•                  Milestones and royalties provide near and long term upside

•                  7.5 million diverse, drug-like compounds in proprietary library

•                  Experienced R&D team

•                  Attractive intellectual property estate

•                  Significant cash balance

Business Strategy

•                  Enter into new, and expand existing, collaborations

•                  Initiate additional internal drug discovery programs

•                  Advance select internal programs into development

•                  Continue as a leading chemistry-based collaborative drug discovery services provider

•                  Expand through strategic transactions

Selected Drug Discovery Collaborations

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Robust Drug Discovery Pipeline

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Dynamic Portfolio Yields Milestones & Royalties

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PDD Milestone and Royalty Stream
for a Typical Collaborative Program

By Drug Discovery Stage

($000)

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Internal R & D

	HTS	Hits	Leads	DCs	INDs
Inflammation	a4b7	ORL	Jak-3		p38*
Immunological	B1	PGI	CXCR2*
	CB2	ZAP-70*

Angiogenesis
	a5b1	Tie-2	avb3

Metabolic		HSD
		5HT2c	MC4
GCNF

* Partnered programs originally generated from internal R&D

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Intellectual Capital

Over 160 patents filed with 69 issued

•                  Chemistry - 92

•                  Biology - 29

•                  Engineering - 36

•                  Software - 5

160 Employees (140 scientists)

•                  Chemistry - 80

•                  Biology - 40

•                  Engineering & Informatics - 20

•                  General & Administrative - 20

“…We are building the largest and highest quality compound library in the industry with more than 2 million active chemical entities.”

John La Mattina, PhD, President

Pfizer Global R&D

R&D Directions, January 2004

“…Investing in technologies that would make the compound libraries larger, more chemically diverse, and more drug like.”

Alan Proctor, PhD, Vice President

Strategic Alliances, Pfizer Global R&D

Drug Discovery and Development, December 2003

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Critical Discovery: The identification of a critical synthon from a screen of a large drug-like library

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Without critical synthon #39, library would not have yielded a potent lead.

Moral: large libraries find leads smaller libraries predictably miss.

Financial Summary

	Years Ended December 31,
($ in thousands)	2001	2002	2003
Milestones/License Fees	1,667	2,157	5,733
Service Revenues	25,529	27,147	23,770
Total Revenue	$27,196	$29,304	$29,503

Collaborative Research & Development	20,411	19,080	22,157
Gross Profit	6,785	10,224	7,346
Gross margin%	25.0%	34.9%	24.9%

Proprietary Research and development	7,225	6,848	3,951
As a % of sales	26.6%	23.4%	13.4%
Sales, general and administrative	6,159	5,504	6,003
As a % of sales	22.6%	18.8%	20.3%

Operating loss	(6,599)	(2,128)	(2,608)
Add back depreciation/amortization	2,923	2,191	1,718
EBITDA	(3,676)	63	(890)

$46.5 million in cash

No debt

Modest burn rate

Summary

•                  Strong development pipeline fueled by collaborations

•                  Collaborations with major pharmaceutical and biotech companies

•                  Milestones and royalties provide near and long term upside

•                  7.5 million diverse, drug-like compounds in proprietary library

•                  Experienced R&D team

•                  Attractive intellectual property estate

•                  Significant cash balance

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Company Overview

Mark Emkjer

President

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Accelrys Overview

•                  Leading computational science company

•                  Customers include all major pharmaceutical companies, hundreds of biotech companies, and leading chemical companies

•                  Global presence

•                  2003 revenue of $86 million

•                  Cash of about $90 million post-spin and no debt

Investment Highlights

•                  Market leading position

•                  Broad product line

•                  Diversified blue chip customer base

•                  Strong partnerships

•                  Experienced management team

•                  Significant cash balance

•                  Positioned for profitable growth

Experienced Management Team

Name	Industry Experience	Title

Mark Emkjer	26 years	President and CEO

John Delli-Santi	16 years	SVP, Sales

Dr. Scott Kahn	14 years	Chief Science Officer

John Hanlon	23 years	EVP and Chief Financial Officer

Selected Customers

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Selected Strategic Partners

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Customers

Customers by Function

•	Commercial	over 1400

•	Academic	over 1800

•	Government	over 200

Customers by Geography

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Unique Experience, Global Reach

•                  550 employees worldwide

•                  A unique blend of:

•                  Industry knowledge

•                  Science (over 200 Ph.D.s)

•                  Software development

•                  Systems implementation and delivery

•                  3 Centers of Excellence

•                  San Diego, Cambridge, Bangalore

•                  Worldwide Service and Sales Centers

•                  Boston, Paris, Munich, Tokyo

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A Worldwide Scientific Network

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What Drives Our Customers?

•                  Profitability and sustained growth

•                  Dry pipelines

•                  Patent expirations

•                  Need to radically reduce lead times and costs

•                  Management of complex, dynamic businesses

Our Products Across The Drug Discovery Process

Modeling and Simulation

Cheminformatics
Bioinformatics
Genome	Target selection	Screen development	Hit	In vitro lead	In vivo optimization	Preclinical Toxicology Pharmaco kinetics Metabolism

•                  Reduce cost and lead times

•                  Accelerate time to market

•                  Manage vast amounts of data

Accelrys - Nanotechnology

•                  This is the same scale and focus of materials modeling

•                  A major focus for investment

•                  Included in three Nanotech Indexes

•                  Nanotech Consortium-2004

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Materials Science - Nanotechnology

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Financial Review

John Hanlon

Chief Financial Officer

Selected Financial Data

($ in thousands)	2001	2002	2003
Revenues	$95,100	$95,100	$86,000
Cost of revenues	$19,000	$21,600	$19,800
Gross margin	20%	23%	23%
R&D	$25,300	$21,000	$18,100
S,G,&A	$56,500	$61,000	$51,100
Total operating exp.	$81,800	$82,000	$69,200
As a % of sales	86%	86%	80%
EBIT	$(5,700)	$(8,500)	$(3,000)

Accelrys: Positioned for Profitable Growth

•                  Step 1 (completed):  Rationalize the cost structure

•                  Step 2 (ongoing):  Driving the top-line

•                  Organic

•                  New Business Development

•                  M&A

Positioned for profitable growth

Summary

•                              Market leading position

•                              Broad product line

•                              Diversified blue chip customer base

•                              Strong partnerships

•                              Experienced management team

•                              Significant cash balance

•                              Positioned for profitable growth

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